Exhibit 10.3

ONEOK, INC.

2005 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

As Amended and Restated December 18, 2008

ONEOK, INC.
2005 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
As Amended and Restated December 18, 2008

Table of Contents

Page

PURPOSE		1
PART A.	EXCESS RETIREMENT BENEFITS	2
ARTICLE I. PURPOSE AND SCOPE OF PART A		3
1.1	Part A; Excess Retirement Benefits	3
1.2	Separate Benefits	3
1.3	Deferral of Compensation	3
ARTICLE II. ELIGIBILITY AND PARTICIPATION		3
2.1	Eligibility for Selection	3
2.2	Designation and Selection of Part A Participants in the Plan	3
2.3	Scope of Part A Participation	4
2.4	Election to Defer Compensation	4
ARTICLE III. EXCESS RETIREMENT BENEFIT		5
3.1	Excess Retirement Benefit	5
3.2	Payment of Excess Retirement Benefit	6
3.3	Specified Employee; Six (6) Month Required Delay in Payment	8
3.4	Vesting of Excess Retirement Benefit	8
3.5	Form of Payment	9
3.6	Disability	9
3.7	Death	9
3.8	Nonqualified Deferred Compensation Plan Requirements	9
ARTICLE IV. BENEFICIARY		10
ARTICLE V. LEAVE OF ABSENCE		10
ARTICLE VI. ADMINISTRATION OF PART A OF THIS PLAN		10
PART B.	SUPPLEMENTAL RETIREMENT BENEFITS	11
ARTICLE I. PURPOSE AND SCOPE OF PART B		12
1.1	Part B, Supplemental Retirement Benefits	12
1.2	Separate Benefits	12
1.3	Deferral of Compensation	12
ARTICLE II. BENEFIT ACCOUNTS		12
2.1	Eligibility for Selection	12

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2.2	Designation and Selection of Part B Participants in the Plan	12
2.3	Scope of Part B Participation	13
2.4	Election to Defer Compensation	13
ARTICLE III. SUPPLEMENTAL RETIREMENT BENEFIT		14
3.1	Supplemental Retirement Benefit	14
3.2	Payment of Supplemental Retirement Benefit	16
3.3	Specified Employee; Six (6) Month Required Delay in Payment	19
3.4	Vesting of Supplemental Retirement Benefit	19
3.5	Form of Payment	19
3.6	Disability	20
3.7	Death	20
3.8	Nonqualified Deferred Compensation Plan Requirements	20
ARTICLE IV. BENEFICIARY		20
ARTICLE V. SUPPLEMENTAL RETIREMENT BENEFIT ADJUSTMENTS		21
ARTICLE VI. LEAVE OF ABSENCE		21
ARTICLE VII. ADMINISTRATION OF PART B OF THE PLAN		21
PART C.	PLAN ADIMINSTRATION AND MISCELLANEOUS PROVISIONS	22
ARTICLE I. PURPOSE AND SCOPE OF PART C		23
ARTICLE II. DEFINITIONS AND CONSTRUCTION		23
2.1	Definitions	23
2.2	Construction	29
2.3	Plan Purpose	29
ARTICLE III. COMMITTEE		29
3.1	Appointment of Committee	29
3.2	Committee Officials	29
3.3	Committee Action	30
3.4	Committee Rules and Powers	30
3.5	Reliance on Certificates, etc.	30
3.6	Liability of Committee	30
3.7	Determination of Benefits	30
3.8	Information to Committee	31
ARTICLE IV. ADOPTION OF PLAN BY SUBSIDIARY, AFFILIATED OR ASSOCIATED COMPANIES		31
ARTICLE V. SOURCE OF BENEFITS		31
5.1	Benefits Payable	31

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5.2	Investments to Facilitate Payment of Benefits	31
5.3	Ownership of Insurance Contracts	31
5.4	Trust for Payment of Benefits	32
ARTICLE VI. TERMINATION OF EMPLOYMENT		32
ARTICLE VII. TERMINATION OF PARTICIPATION		33
ARTICLE VIII. TERMINATION, AMENDMENT, MODIFICATION, OR SUPPLEMENT OF THE PLAN		33
8.1	Amendment or Termination	33
8.2	Rights and Obligations Upon Amendment, Termination	34
ARTICLE IX. TREATMENT OF BENEFITS		34
ARTICLE X. RESTRICTIONS ON ALIENATION OF BENEFITS		35
ARTICLE XI. MISCELLANEOUS		35
11.1	Deferral of Compensation Requirements	35
11.2	Execution of Receipts and Releases	36
11.3	No Guarantee of Interests	36
11.4	Company Records	36
11.5	Evidence	36
11.6	Notice	36
11.7	Change of Address	37
11.8	Effect of Provisions	37
11.9	Headings	37
11.10	Governing Law	37
11.11	Effective Date	37
APPENDIX I		38

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ONEOK, INC.
2005 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
As Amended and Restated December 18, 2008

PURPOSE

The purpose of the ONEOK, Inc. 2005 Supplemental Executive Retirement Plan is to provide the specified benefits to employees who are in a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of ONEOK, Inc., and its subsidiaries, effective January 1, 2005.  It is the intention of ONEOK, Inc. that the Plan and the particular benefits provided to individuals hereunder be administered as an unfunded nonqualified deferred compensation and excess benefit plans established and maintained for a select group of management or highly compensated employees.

This Plan is a new and separate plan, and except as otherwise expressly provided herein, is not a continuation, successor plan to, or an amendment or restatement of the preexisting and separate ONEOK, Inc. Supplemental Executive Retirement Plan, as terminated and frozen pursuant to the terms thereof, effective December 31, 2004 (hereinafter referred to as the “Prior Frozen SERP”).  It is intended that no individual shall be entitled to benefit under both the Prior Frozen SERP and this Plan.

The Plan is intended to meet all requirements of Section 409A of the Code for compensation deferred under the Plan to not be includible in gross income of the Participant until actually paid or distributed pursuant to the Plan.

The capitalized words and terms in this Plan document shall have the meaning given in the definitions stated in Part C, Article II of the Plan, unless otherwise expressly indicated.

PART A.                      EXCESS RETIREMENT BENEFITS

ARTICLE I.

PURPOSE AND SCOPE OF PART A

1.1 Part A; Excess Retirement Benefits.  The provisions of Part A of the Plan shall establish and provide excess retirement benefits to Employees of the Company who are (i) in a select group of management or highly compensated employees of the Company within the meaning of Sections 201(a)(7), 301(a)(9) and 401(a)(1) of ERISA, and (ii) selected to participate in Excess Retirement Benefits pursuant to the terms and provisions of this Part A of the Plan.

1.2 Separate Benefits.  The Excess Retirement Benefits provided to participants under Part A of the Plan are separate and independent from Supplemental Retirement Benefits provided under Part B of the Plan.

1.3 Deferral of Compensation.  The Excess Retirement Benefits provided to Participants under Part A of the Plan shall be considered and treated as deferral of compensation to the extent and in the manner provided for in Section 409A of the Code and Treasury Regulations thereunder.

ARTICLE II.

ELIGIBILITY AND PARTICIPATION

2.1 Eligibility for Selection. In order to be eligible to be selected as a Part A Participant in the Plan pursuant to Section 2.2 of this Article II, below, an Employee must be in a select group of management or highly compensated employees of the Company, as determined by the Chief Executive Officer, or the Committee in the case of the Chief Executive Officer, in the Chief Executive Officer’s (or Committee’s, as applicable) sole and absolute discretion.  An eligible Employee may become a Part A Participant in the Plan only by being selected for participation pursuant to Section 2.2 of this Article II, below.

        2.2 Designation and Selection of Part A Participants in the Plan.

A. In order to participate in Part A of the Plan an eligible Employee must also be specifically designated and selected by the Chief Executive Officer, or in the case of the Chief Executive Officer, by the Committee, to be a Part A Participant in the Plan, with such designation and selection to be in the Chief Executive Officer’s (or Committee’s, as applicable) sole and absolute discretion.

B. The designation and selection of any eligible Employee to be a Part A Participant in the Plan by the Chief Executive Officer/Committee, shall be confirmed in writing by a written instrument and/or memorandum which shall specify the date that compensation is first deferred under this Plan for such Part A Participant and the date of his/her designation and selection, in such form as is prescribed by the Committee that shall be in substantially the same form as Appendix I to this Plan and that shall be made a part of the records of the Plan and the Company.

C. Not every eligible Employee is required to be, or necessarily will be designated and selected to be a Part A Participant in the Plan.

D. An eligible Employee who is not designated and selected to be a Part A Participant pursuant to this Section 2.2, shall not be entitled to any benefit or payment under Part A of the Plan.

E. No Employee who is a participant in the Prior Frozen SERP or entitled to receive any benefit or payment under the Prior Frozen SERP shall be designated and selected to be a Part A Participant in the Plan; and it may be made a condition to the designation and selection of an eligible Employee as a Part A Participant that such Employee shall have elected in writing to completely terminate his/her participation in the Prior Frozen SERP and waive all his/her entitlement to any benefit or payment under the Prior Frozen SERP.

F. Notwithstanding anything otherwise provided herein, any eligible Employee who becomes a Part A Participant shall be deemed to consent and agree that his/her participation in Part A of the Plan shall supersede and cancel any entitlement he/she had to any benefit or payment under the Prior Frozen SERP.

2.3 Scope of Part A Participation.  An eligible Employee designated and selected to be a Part A Participant in the Plan shall, as a Part A Participant, be entitled solely to the rights and benefits provided under the terms of Part A of the Plan, and such designation and selection shall not entitle such Employee to participate in Part B of the Plan or to receive benefits thereunder; provided, that an Employee who is an Officer of the Company may be designated and selected to be a Part A Participant, and selected under Part B of the Plan to be a Part B Participant.

        2.4 Election to Defer Compensation.

A. Except as provided in Section 2.4.B., of this Article, the Company, pursuant to the Plan, elects, determines and provides for the time and form of payment of an Excess Retirement Benefit to any eligible Employee who is designated and selected to be a Part A Participant.  The time and form of payment of an Excess Retirement Benefit is stated and provided in Article III of this Part A of the Plan.

B. A Part A Participant shall make a written Election that shall include a Specified Time which shall be the Normal Specified Time of Distribution when his/her Excess Retirement Benefit is to be paid and distributed under the Plan. The Specified Time that may be stated in the Election, shall be:

(1)  The later of (a) a Specified Date, or (b) the date such Part A Participant (i) attains age fifty (50), (ii) completes five (5) years of service with the Company, and (iii) has a Separation from Service with the Company; or

(2)  The date such Part A Participant (i) attains age fifty (50), (ii) completes five (5) years of service with the Company, and (iii) has a Separation from Service with the Company.

The Normal Specified Time of Distribution of a Part A Participant shall in no event be before he/she (i) attains age fifty (50), (ii) completes five (5) years of service with the Company, and (iii) has a Separation from Service with the Company.

C. The designation and Election of the time and form of payment of the Excess Retirement Benefit of an eligible Employee  when he/she is first designated and selected to be a Part A Participant in the Plan shall be made and confirmed in writing on or before the date that is thirty (30 days after the date of such designation and selection in an instrument prescribed by the Committee that shall be in substantially the same form as Appendix I to this Plan and that shall be made a part of the records of the Plan and the Company.

D. The designation and Election of the time and form of payment of an Excess Retirement Benefit of a Part A Participant shall apply with respect to all compensation deferred under the Plan for the Part A Participant after the date of his/her designation and selection.  The designation and Election of the time and form of payment of an Excess Retirement Benefit of a Part A Participant shall be effective on and after the date that it is made by the Part A Participant and the Company as to compensation deferred under the Plan for all taxable years of the Part A Participant thereafter.

E. The Plan does not provide an eligible Employee or Part A Participant the opportunity to make an initial election of the form of payment of the Excess Retirement Benefit to him/her under the Plan.  A Part A Participant shall be allowed to change the form of an annuity benefit to the extent provided in Section 3.5 of Article III of this Part A of the Plan.  A Part A Participant shall be allowed to make a Subsequent Election as to time of payment of an Excess Retirement Benefit as provided in Section 3.2 of Article III of this Part A of the Plan.

F. All Elections made under the Plan by and for a Part A Participant on or before December 31, 2008, shall be retroactively effective to conform to the terms and provisions of the Plan, as amended and restated effective December 18, 2008, to meet the requirements of Code section 409A and Treasury Regulations to the extent allowed under such regulations and published guidance of the Internal Revenue Service.

ARTICLE III.

EXCESS RETIREMENT BENEFIT

3.1 Excess Retirement Benefit.

A.           The Company shall pay each Part A Participant the vested Excess Retirement Benefit attributable to a Part A Participant’s annual eligible compensation under the Retirement Plan that is in excess of the limitations on such Part A Participant’s Retirement Plan Benefits contained in Code Sections 401(a)(17) and 415(b).

B.           The Excess Retirement Benefit will be calculated by applying the same benefit formula, vesting provisions, and early retirement provisions as are in and apply to the Part A Participant’s Retirement Plan Benefit under the Retirement Plan.

C.           The Excess Retirement  Benefit shall be calculated for the time of the commencement of payment of it to a Part A Participant (hereinafter referred to as "Excess Retirement Benefit Commencement Date") pursuant to the terms and provisions of the Plan governing the time and form of payment thereof, irrespective of whether or not a corresponding Retirement Plan Benefit is then being paid or is to commence payment to such Part A Participant at that time, and irrespective of the time and form of payment of the Retirement Plan Benefit that has been elected, is being paid or may be paid to the Part A Participant.

D.           The Excess Retirement Benefit shall be calculated and determined for the Excess Retirement Benefit Commencement Date of a Part A Participant as follows:

(1)  Calculate as a single (straight) life annuity payable at age sixty-five (65);

(2)  Apply early retirement provisions based upon the age of the Part A Participant at the Excess Retirement Benefit Commencement Date;

(3)  Apply the factors for the form of payment that has been elected by the Part A Participant in accordance with the terms and provisions of this Plan as an actuarial equivalent of a single (straight) life annuity, if such elected form of payment is other than a single (straight) life annuity in accordance with the Plan and reasonable actuarial assumptions and methods, as determined by the Committee; and

(4)  Deduct the Retirement Plan Benefit calculated at the same time and form of payment as the Excess Retirement Benefit, irrespective of the time and form of payment of the Retirement Plan Benefit elected by the Participant for the Retirement Plan.

E.           The Committee shall be authorized to take such other actions and apply procedures that it determines, in its discretion, to calculate, determine and commence the payment of an Excess Retirement Benefit to a Part A Participant at the Excess Retirement Benefit Commencement Date.

F.           All Elections made under the Plan by and for a Part B Participant on or before December 31, 2008, shall be retroactively effective to conform to the terms and provisions of the Plan, as amended and restated effective December 18, 2008, to meet the requirements of Code section 409A and Treasury Regulations to the extent allowed under such regulations and published guidance of the Internal Revenue Service.

3.2 Payment of Excess Retirement Benefit.

A. Subject to the requirements of Section 3.3 below (six-month required delay of payment for Specified Employee), a vested Excess Retirement Benefit shall be paid to a Part A Participant entitled thereto or his/her Beneficiary, commencing on his/her Normal Specified Distribution Date.

B. A Part A Participant shall be allowed to make a Subsequent Election to change the time of distribution and payment of his/her Excess Retirement Benefit from his/her Normal Specified Distribution Date to a Subsequent Election Distribution Date resulting from such election, if:

(i) he/she delivers a written notification of such Subsequent Election to the Committee, or its designee, in the form it prescribes, not less than twelve (12) months prior to his/her Normal Specified Distribution Date, and

(ii) he/she makes a corresponding Subsequent Election with respect to any Supplemental Retirement Benefit he/she is entitled to under Part B of the Plan in such written notification.

C.  A Part A Participant shall be allowed to make a Subsequent Election as to any Subsequent Election Distribution Date established for the payment of his/her Excess Retirement Benefit if:

(i) he/she delivers a written notification of such Subsequent Election to the Committee, or its designee, in the form it prescribes, not less than twelve (12) months prior to such Subsequent Election Distribution Date, and

(ii) he/she makes a corresponding Subsequent Election with respect to any Supplemental Retirement Benefit he/she is entitled to under Part B of the Plan in such written notification.

D. Notwithstanding anything otherwise provided in the Plan or in any Election or Subsequent Election of a Part A Participant, any Subsequent Election made by a Part A Participant under the Plan shall result in a Subsequent Election Distribution Date of his/her Excess Retirement Benefit being established for it, and the first distribution and payment with respect to which such Subsequent Election is made being deferred to a Subsequent Election Distribution Date that is not less than five (5) years from the date such distribution and payment would otherwise have been made.

E. Except as otherwise expressly specified in the Plan, a distribution or payment shall be treated as made upon the date specified under the Plan if the payment is made at such date or a later date within the same taxable year of the Participant or, if later, by the 15th day of the third calendar month following the date specified under the Plan and the Participant is not permitted, directly or indirectly, to designate the taxable year of the payment. In addition, a distribution or payment shall be treated as made upon the date specified under the Plan and shall not be treated as an accelerated payment if the payment is made no earlier than thirty (30) days before the designated payment date and the Participant is not permitted, directly or indirectly, to designate the taxable year of the payment. For purposes of this paragraph, if the date specified is only a designated taxable year of the Participant, or a period of time during such a taxable year, the date specified under the Plan is treated as the first day of such taxable year or the first day of the period of time during such taxable year, as applicable. If calculation of the amount of the distribution or payment is not administratively practicable due to events beyond the control of the Participant (or Participant's beneficiary), the distribution or payment will be treated as made upon the date specified under the Plan if the distribution or payment is made during the first taxable year of the Participant in which the calculation of the amount of the distribution or payment is administratively practicable. For purposes of this section, the inability of a Corporation to calculate the amount or timing of a distribution or payment due to a failure of a Participant (or Participant's beneficiary) to provide reasonably available information necessary to make such calculation does not constitute an event beyond the control of the Participant.

3.3 Specified Employee; Six (6) Month Required Delay in Payment.  If a Part A Participant is a Specified Employee, his/her vested Excess Retirement Benefit shall not commence being paid until after the end of the Specified Employee Required Deferral Period.

In the case of any Participant who is a Specified Employee as of the date of a Separation from Service, distribution and payments of any Deferred Compensation may not be made before the date that is six (6) months after the date of Separation from Service (or, if earlier than the end of the six-month period, the date of death of the Specified Employee). For this purpose, a Participant who is not a Specified Employee as of the date of a Separation from Service will not be treated as subject to this requirement even if the Participant would have become a Specified Employee if the Participant had continued to provide services through the next Specified Employee Effective Date; and a Participant who is treated as a Specified Employee as of the date of a Separation from Service will be subject to this requirement even if the Participant would not have been treated as a Specified Employee after the next Specified Employee Effective Date had the Specified Employee continued in employment with the Corporation through the next Specified Employee Effective Date. The required delay in payment is met if payments to which a Specified Employee would otherwise be entitled during the first six (6) months following the date of Separation from Service are accumulated and paid on the first day of the seventh month following the date of Separation from Service, or if each payment to which a Specified Employee is otherwise entitled upon a Separation from Service is delayed by six (6) months. The Committee shall have and retain discretion to choose which method will be implemented, provided that no direct or indirect election as to the method may be provided to the Participant. For an affected Specified Employee, a date upon which the Committee or the Corporation designates that the payment will be made after the six-month delay is treated as a fixed payment date for purposes of the other requirements of the Plan once the Separation from Service has occurred.

In such a case, the Part A Participant shall, to the extent permissible under Code Section 409A, receive a Specified Employee Catch-Up Payment at the end of the Specified Employee Required Deferral Period and thereafter receive vested Excess Retirement Benefit monthly payments in accordance with the Plan.  If such a Specified Employee Catch-Up Payment is not permissible under Code Section 409A, the Excess Retirement Benefit shall be paid and distributed to the Specified Employee in accordance with the requirements of Code Section 409A and the regulations thereunder, and the time and form of payment elected shall not otherwise be changed or accelerated.

3.4 Vesting of Excess Retirement Benefit. A Part A Participant’s Excess Retirement Benefit shall unconditionally vest in such Participant and become nonforfeitable upon such Part

A Participant’s completion of five (5) Years of Service; provided, that the Excess Retirement Benefit shall not be vested and nonforfeitable upon Retirement if the Part A Participant has not completed five (5) Years of Service.

3.5 Form of Payment.   The vested Excess Retirement Benefit shall be paid to a Part A Participant in the form of a 50% qualified joint and survivor annuity, as defined in the Retirement Plan, if such Part A Participant is married on his/her Initial Participation Date as a Part A Participant.  The vested Excess Retirement Benefit shall be paid in the form of a single (straight) life annuity, as defined in the Retirement Plan, if such Part A Participant is unmarried on his/her Initial Participation Date as a Part A Participant.  A Part A Participant shall be allowed to change the form of payment of an Excess Retirement Benefit that is initially elected and designated, or any permissible form previously elected by the Part A Participant hereunder, to the extent provided in this Section 3.5.  Any such change in the form of payment pursuant to this Section 3.5 shall be allowed only if (i) it is made in writing by the Participant in an instrument prescribed by the Committee prior to the first payment and distribution of an Excess Retirement Benefit, (ii) the Committee determines that the previously elected form of payment and the changed form of payment are actuarially equivalent applying reasonable actuarial methods and assumptions, and (iii) the Part A Participant complies with such other requirements as the Committee may prescribe. A change in form of payment pursuant to the foregoing provisions shall not change, delay or accelerate the scheduled date for the first annuity payment of an Excess Retirement Benefit under the Plan. Each change in form of payment of an Excess Retirement Benefit pursuant to the foregoing provisions shall be deemed to make a similar change in the form of payment with respect to any Supplemental Retirement Benefit payable to the Participant under the Plan

3.6 Disability.  If a Part A Participant shall become Disabled prior to Retirement and such total disability continues for more than six (6) months, such Participant shall be entitled to receive an Excess Retirement Benefit.  The vested Excess Retirement Benefit of such Part A Participant shall be distributed on the first day of the month next following the time he/she becomes Disabled if he/she has attained age fifty (50) at the time he/she becomes Disabled. The vested Excess Retirement Benefit of such Part A Participant shall be distributed on the first day of the month next following such Part A Participant attaining the age of fifty (50) if he/she becomes Disabled prior to attaining that age. A Part A Participant shall be entitled to make a Subsequent Election with respect to the distribution of a vested Excess Retirement Benefit in accordance with and subject to the provisions of Section 3.2, above.

3.7 Death.  In event of the death of a Part A Participant prior to commencing payment of his/her Excess Retirement Benefit under this Plan, , an amount equal to fifty-five percent (55%) of his/her vested Excess Retirement Benefit of such Part A Participant shall be paid and distributed to the Beneficiary of such Part A Participant pursuant to Article IV of this Part A of the Plan, below, on the first day of the month next following the date of death of such Part A Participant.

3.8 Nonqualified Deferred Compensation Plan Requirements.  Notwithstanding anything to the contrary expressed or implied herein, the deferral of all Compensation under this Plan shall be subject to the requirements set forth in Article XI, Section 11.1 of Part C of the Plan.

ARTICLE IV.

BENEFICIARY

The Beneficiary of a Part A Participant’s Excess Retirement Benefit shall be the person or persons who would be the beneficiary or beneficiaries entitled to receive the Retirement Plan Benefit of the Part A Participant under the terms and provisions of the Retirement Plan if he/she died prior to the commencement of payment of such Retirement Plan Benefit under the Retirement Plan.

ARTICLE V.

LEAVE OF ABSENCE

If a Part A Participant is authorized by the Company for any reason, including military, medical, or other, to take a leave of absence from employment, such Part A Participant’s participation in Part A of the Plan shall remain in effect.

ARTICLE VI.

ADMINISTRATION OF PART A OF THE PLAN

Except as otherwise expressly provided herein, this Part A of the Plan shall be administered pursuant to the provisions of Part C of the Plan.

PART B.                      SUPPLEMENTAL RETIREMENT BENEFITS

ARTICLE I.

PURPOSE AND SCOPE OF PART B

1.1 Part B, Supplemental Retirement Benefits.  The provisions of Part B of the Plan shall establish and provide supplemental retirement benefits to employees who are (i) in a select group of management or highly compensated employees of the Company within the meaning of Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA, (ii) Officers of the Company, and (iii) selected to participate in and receive Supplemental Retirement Benefits pursuant to the terms and provisions of this Part B of the Plan.

1.2 Separate Benefits.  The Supplemental Retirement Benefits provided to participants under Part B of the Plan are separate and independent from Excess Retirement Benefits provided under Part A of the Plan.

1.3 Deferral of Compensation.  The Supplemental Retirement Benefits provided to Participants under Part B of the Plan shall be considered and treated as deferral of compensation to the extent and in the manner provided for in Section 409A of the Code and Treasury Regulations thereunder.

ARTICLE II.

ELIGIBILITY AND PARTICIPATION

2.1 Eligibility for Selection.  In order to be eligible to be selected as a Part B Participant in the Plan, pursuant to Section 2.2 of this Article II, below, an Employee must be an Officer of the Company, who is in a select group of management or highly compensated employees of the Company, as determined by the Chief Executive Officer, or in the case of the Chief Executive Officer, by the Committee, in the Chief Executive Officer’s (or Committee’s, as applicable) sole and absolute discretion.  An eligible Employee/Officer may become a Part B Participant in the Plan only by being selected pursuant to Section 2.2 of this Article II, below.

2.2 Designation and Selection of Part B Participants in the Plan.

A. In order to participate in Part B of the Plan an eligible Employee/Officer must be specifically designated and selected by the Chief Executive Officer, or in the case of the Chief Executive Officer, by the Committee, to be a Part B Participant in the Plan, with such designation and selection to be in the Chief Executive Officer’s (or Committee’s, as applicable) sole and absolute discretion.

B. The designation and selection of an eligible Employee/Officer to be a Part B Participant in the Plan by the Chief Executive Officer/Committee shall be confirmed in writing by a written instrument and/or memorandum which shall specify the date that compensation is first deferred under this Plan for such Part B Participant and the date of his/her designation and selection, in such form as is prescribed by the Committee that shall be in substantially the same form as Appendix I to this Plan and that shall be made a part of the records of the Plan and the Company.

C. Not every eligible Employee/Officer is required to be, or necessarily will be designated and selected to be a Part B Participant in the Plan.

D. An eligible Employee/Officer who is not designated and selected to be a Part B Participant in the Plan, pursuant to this Section 2.2, shall not be entitled to any benefit or payment under Part B of the Plan.

E. No Employee/Officer, and who is a participant in the Prior Frozen SERP or entitled to receive any benefit or payment under the Prior Frozen SERP shall be designated and selected to be a Part B Participant in the Plan; and it may be made a condition to the designation and selection of an eligible Employee/Officer to be a Part B Participant that he/she shall have elected in writing to completely terminate his/her participation in the Prior Frozen SERP and waive all his/her entitlement to any benefit or payment under the Prior Frozen SERP.

F. Notwithstanding anything otherwise provided herein, any eligible Employee/Officer who becomes a Part B Participant shall be deemed to consent to and agree that his/her participation in Part B of the Plan shall supersede and cancel any entitlement he/she had to any benefit or payment under the Prior Frozen SERP.

2.3 Scope of Part B Participation.  An Employee/Officer designated and selected to be a Part B Participant in the Plan shall as a Part B Participant be entitled solely to the rights and benefits provided under Part B of the Plan, and such designation and selection shall not entitle such Employee/Officer to participate in Part A of the Plan or receive any benefit thereunder; provided, that an Employee/Officer may be designated and selected to be a Part B Participant and designated and selected under Part A of the Plan to be a Part A Participant under the Plan.

        2.4 Election to Defer Compensation

A. Except as otherwise provided in Section 2.4.B. of this Article, the Company, pursuant to the Plan, elects, determines and provides for the time and form of payment of a Supplemental Retirement Benefit to any eligible Employee who is designated and selected to be a Part B Participant.  The time and form of payment of a Supplemental Retirement Benefit is stated and provided in Article III of this Part B of the Plan.

B. A Part B Participant shall make a written Election that shall include a Specified Time which shall be the Normal Specified Time of Distribution when his/her Supplemental Retirement Benefit is to be paid and distributed under the Plan. The Specified Time that may be stated in the Election, shall be:

(1) The later of (a) a Specified Date, or (b) the date such Part B Participant (i) attains age fifty (50), (ii) completes five (5) years of service with the Company, and (iii) has a Separation from Service with the Company; or

(2) the date such Part B Participant (i) attains age fifty (50), (ii) completes five (5) years of service with the Company, and (iii) has a Separation from Service with the Company.

The Normal Specified Time of Distribution of a Part B Participant shall in no event be before he/she (i) attains age fifty (50), (ii) completes five (5) years of service with the Company, and (iii) has a Separation from Service with the Company.

C. The designation and Election of the time and form of payment of the Supplemental Retirement Benefit of an eligible Employee when he/she is first designated and selected to be a Part B Participant in the Plan shall be made and confirmed in writing on or before the date that is thirty (30) days after the date of such designation and selection in an instrument prescribed by the Committee, that shall be in substantially the same form as Appendix I and that shall be made a part of the records of the Plan and the Company.

D. The designation of the time and form of payment of a Supplemental Retirement Benefit of a Part B Participant shall apply with respect to all compensation deferred under the Plan for the selected Part B Participant after the date of his/her designation and selection.  The designation of the time and form of payment of a Supplemental Retirement Benefit of a Part B Participant shall be effective on and after the date that it is made by the Part B Participant and the Company as to compensation deferred under the Plan for all taxable years of the Part B Participant thereafter.

E. The Plan does not provide an eligible Employee or Part B Participant the opportunity to make an initial election of the form of payment of the Supplemental Retirement Benefit to him/her under the Plan.  A Part B Participant shall be allowed to change the form of an annuity benefit to the extent provided in Section 3.5 of Article III of this Part B of the Plan.  A Part B Participant shall be allowed to make a Subsequent Election as to time of payment of an Excess Retirement Benefit as provided in Section 3.2 of Article III of this Part B of the Plan.

F. All Elections made under the Plan by and for a Part B Participant on or before December 31, 2008, shall be retroactively effective to conform to the terms and provisions of the Plan, as amended and restated effective December 18, 2008, to meet the requirements of Code section 409A and Treasury Regulations to the extent allowed under such regulations and published guidance of the Internal Revenue Service.

ARTICLE III.

SUPPLEMENTAL RETIREMENT BENEFIT

3.1 Supplemental Retirement Benefit.

A.   The Company shall pay  a monthly Supplemental Retirement Benefit to each Part B Participant which shall be an amount calculated as follows:

(1) Calculate a single (straight) life annuity payable at age sixty-five (65) equal to the product of the Part B Participant’s Final Average Earnings, multiplied by the Part B Participant’s Benefit Factor Percentage at his/her Retirement under the Table in Section 3.1.D. of this Article III, below, and then multiplied by the Part B Participant’s Service Factor Percentage at his/her Retirement under the Table in Section 3.1.E. of this Article III, below;

(2) Apply early commencement of payment provisions based upon the age of the Part B Participant when Supplemental Retirement Benefit payments to the Part B Participant commence pursuant to Section 3.1.F. of this Article III, below;

(3) Apply the factors for the form of payment that has been elected by the Part B Participant in accordance with the terms and provisions of this Plan as an actuarial equivalent of a single (straight) life annuity, if such elected form of payment is other than a single (straight) life annuity, in accordance with the Plan and reasonable actuarial assumptions and methods, as determined by the Committee; and

(4) Deduct the Retirement Plan Benefit pursuant to Section 3.1.G. of this Article III, below, and the Excess Retirement Benefit pursuant to Section 3.1.H. of this Article III, below, calculated at the same time and the form of the Supplemental Retirement Benefit elected under this Plan, irrespective of the time and form of payment of the Retirement Plan Benefit elected by the Participant for the Retirement Plan.

B. The Supplemental Retirement Benefit shall be calculated for the time of the commencement of payment of it to the Part B Participant (hereinafter referred to as the "Supplemental Retirement Benefit Commencement Date") pursuant to the terms and provisions of this Plan governing the time and form of payment thereof, irrespective of whether or not a corresponding Retirement Plan Benefit is then being paid or is to commence payment to such Part B Participant at that time, and irrespective of the time and form of payment of the Retirement Plan Benefit that has been elected, is being paid or may be paid to the Part B Participant.

C. The Committee shall be authorized to take such other actions and apply procedures that it determines, in its discretion, to calculate, determine and commence the payment of a Supplemental Retirement Benefit to a Part B Participant at the Supplemental Retirement Benefit Commencement Date.

D. Benefit Factor Percentage.  A Part B Participant’s Benefit Factor Percentage shall be based upon his/her age at his/her Retirement, as follows:

Retirement Age	Benefit Factor Percentage
50 & under 51 52 53 54 55 56 57 58 59 60 61	50% 51% 52% 53% 54% 55% 56% 57% 58% 58.5% 59% 59.5%

Retirement Age	Benefit Factor Percentage
62 63 64 65 & over	60% 60% 60% 60%

        E.           Service Factor Percentage.  A Part B Participant’s Service Factor Percentage shall be based upon his/her completed Years of Service at his/her Retirement, as follows:

Years of Service	Service Factor Percentage
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 & over	5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100%

        F.           Adjustment of Retirement Benefit Payments; Early Commencement.  The amount of a Part B Participant’s Supplemental Retirement Benefit payments will be reduced by reason of early commencement of payment thereof, based on the following table depending upon the Part B Participant’s age when Supplemental Retirement Benefit payments to the Part B Participant commence:

Part B Participant Age At Commencement	Early Commencement Reduced Payout Percentage Factor
Under 50 50 51	0 50% 55%

Part B Participant Age At Commencement	Early Commencement Reduced Payout Percentage Factor
52 53 54 55 56 57 58 59 60 61 62 & over	60% 65% 70% 75% 80% 85% 90% 95% 97% 99% 100%

G. Retirement Plan Benefit Offset.  The Supplemental Retirement Benefit of a Part B Participant shall be offset and reduced by an amount equal to the Retirement Plan Benefit payable to such Part B Participant to be calculated in the same form of payment and as if it is to be paid at the time payment of the Supplemental Retirement Benefit is calculated and made under this Plan.

H. Excess Retirement Benefit Offset.  If a Part B Participant is also a Part A Participant under the Plan and entitled to receive an Excess Retirement Benefit under Part A of the Plan, the Supplemental Retirement Benefit of such Part B Participant shall be offset and reduced by an amount equal to such Excess Retirement Benefit payable to such Part B Participant pursuant to Part A of the Plan.

3.2 Payment of Supplemental Retirement Benefit.

A. Subject to the requirements of Section 3.3 below (six-month required delay of payment for a Specified Employee), a vested Supplemental Retirement Benefit shall be paid to a Part B Participant entitled thereto or his/her Beneficiary, commencing on his/her Normal Specified Distribution Date.

B. A Part B Participant shall be allowed to make a Subsequent Election to change the time of distribution and payment of his/her Supplemental Retirement Benefit from his/her Normal Specified Distribution Date to a Subsequent Election Distribution Date resulting from such election, if:

(i) he/she delivers a written notification of such Subsequent Election to the Committee, or its designee, in the form it prescribes, not less than twelve (12) months prior to his/her Normal Specified Distribution Date, and

(ii) he/she makes a corresponding Subsequent Election with respect to any Excess Retirement Benefit he/she is entitled to under Part A of the Plan in such written notification.

C.  A Part B Participant shall be allowed to make a Subsequent Election as to any Subsequent Election Distribution Date established for payment of his/her Supplemental Retirement Benefit if:

(i) he/she delivers a written notification of such Subsequent Election to the Committee, or its designee, in the form it prescribes, not less than twelve (12) months prior to such Subsequent Election Distribution Date, and

(ii) he/she makes a corresponding Subsequent Election with respect to any Excess Retirement Benefit he/she is entitled to under Part A of the Plan in such written notification.

D. Notwithstanding anything to the contrary otherwise provided in the Plan or in any Election or Subsequent Election of a Part B Participant, any Subsequent Election made under the Plan shall result in a Subsequent Election Distribution Date of his/her Supplemental Retirement Benefit being established for it, and the first distribution and payment with respect to which such Subsequent Election is made being deferred to a Subsequent Election Distribution Date that is for not less than five (5) years from the date such distribution and payment would otherwise have been made.

E. Except as otherwise expressly specified in the Plan, a distribution or payment shall be treated as made upon the date specified under the Plan if the payment is made at such date or a later date within the same taxable year of the Participant or, if later, by the 15th day of the third calendar month following the date specified under the Plan and the Participant is not permitted, directly or indirectly, to designate the taxable year of the payment. In addition, a distribution or payment shall be treated as made upon the date specified under the Plan and shall not be treated as an accelerated payment if the payment is made no earlier than thirty (30) days before the designated payment date and the Participant is not permitted, directly or indirectly to designate the taxable year of the payment. For purposes of this paragraph, if the date specified is only a designated taxable year of the Participant, or a period of time during such a taxable year, the date specified under the Plan is treated as the first day of such taxable year or the first day of the period of time during such taxable year, as applicable. If calculation of the amount of the distribution or payment is not administratively practicable due to events beyond the control of the Participant (or Participant's beneficiary), the distribution or payment will be treated as made upon the date specified under the Plan if the distribution or payment is made during the first taxable year of the Participant in which the calculation of the amount of the distribution or payment is administratively practicable. For purposes of this section, the inability of a Corporation to calculate the amount or timing of a distribution or payment due to a failure of a Participant (or Participant's beneficiary) to provide reasonably available information necessary to make such calculation does not constitute an event beyond the control of the Participant.

3.3 Specified Employee; Six (6) Month Required Delay in Payment. If a Part B Participant is a Specified Employee his/her Supplemental Retirement Benefit shall not commence being paid until after the end of the Specified Employee Required Deferral Period.

In the case of any Participant who is a Specified Employee as of the date of a Separation from Service, distribution and payments of any Deferred Compensation may not be made before the date that is six (6) months after the date of Separation from Service (or, if earlier than the end of the six-month period, the date of death of the Specified Employee). For this purpose, a Participant who is not a Specified Employee as of the date of a Separation from Service will not be treated as subject to this requirement even if the Participant would have become a Specified Employee if the Participant had continued to provide services through the next Specified Employee Effective Date; and a Participant who is treated as a Specified Employee as of the date of a Separation from Service will be subject to this requirement even if the Participant would not have been treated as a Specified Employee after the next Specified Employee Effective Date had the Specified Employee continued in employment with the Corporation through the next Specified Employee Effective Date. The required delay in payment is met if payments to which a Specified Employee would otherwise be entitled during the first six (6) months following the date of Separation from Service are accumulated and paid on the first day of the seventh month following the date of Separation from Service, or if each payment to which a Specified Employee is otherwise entitled upon a Separation from Service is delayed by six (6) months. The Committee shall have and retain discretion to choose which method will be implemented, provided that no direct or indirect election as to the method may be provided to the Participant. For an affected Specified Employee, a date upon which the Committee or the Corporation designates that the payment will be made after the six-month delay is treated as a fixed payment date for purposes of the other requirements of the Plan once the Separation from Service has occurred.

In such a case the Part B Participant shall, to the extent permissible under Code Section 409A, receive a Specified Employee Catch-Up Payment at the end of the Specified Employee Required Deferral Period and thereafter receive vested Supplemental Retirement Benefit monthly payments in accordance with the Plan.  If such a Specified Employee Catch-Up Payment is not permissible under Code Section 409A, the Supplemental Retirement Benefit shall be paid and distributed to the Specified Employee in accordance with the requirements of Code Section 409A and the regulations thereunder, and the time and form of payment elected shall not otherwise be changed or accelerated.

3.4 Vesting of Supplemental Retirement Benefit.  Subject to Sections 3.5 and 3.6 of this Article III, below, a Part B Participant’s Supplemental Retirement Benefit shall unconditionally vest in such Part B Participant and become nonforfeitable upon the Part B Participant’s completion of five (5) Years of Service; provided that the Supplemental Retirement Benefit shall not vest in a Part B Participant at the time of, or by reason of his/her Retirement or under any other circumstance if he/she has not completed five (5) Years of Service.

3.5 Form of Payment.  The vested Supplemental Retirement Benefit shall be paid to a Part B Participant in the form of a 50% qualified joint and survivor benefit, as defined in the Retirement Plan, if such Part B Participant is married on his/her Initial Participation Date as a Part B Participant.  The vested Supplemental Retirement Benefit shall be paid in the form of a single (straight) life annuity, as defined in the Retirement Plan, if such Part B Participant is unmarried on his/her Initial Participation Date as a Part B Participant.  A Part B Participant shall be allowed to change the form of payment of a Supplemental Retirement Benefit that is initially elected and designated, or any permissible form previously elected by the Part B Participant hereunder, to the extent provided in this Section 3.5.  Any such change in the form of payment pursuant to this Section 3.5 shall be allowed only if (i) it is made in writing by the Part B Participant in an instrument prescribed by the Committee prior to the first payment and distribution of a Supplemental Retirement Benefit, (ii) the Committee determines that the previously elected form of payment and the changed form of payment are actuarially equivalent applying reasonable actuarial methods and assumptions, and (iii) the Part B Participant complies with such other requirements as the Committee may prescribe.  A change in form of payment pursuant to the foregoing provisions shall not change, delay or accelerate the scheduled date for the first annuity payment of a Supplemental Retirement Benefit under the Plan. Each change in form of payment of a Supplemental Retirement Benefit pursuant to the foregoing provisions shall be deemed to make a similar change in form of payment with respect to any Excess Retirement Benefit payable to the Participant under the Plan

3.6 Disability.   If a Part B Participant becomes Disabled prior to his/her Separation from Service, the vested Supplemental Retirement Benefit of such Part B Participant shall be distributed on the first day of the month next following the time he/she becomes Disabled if he/she has attained age fifty (50) at the time he/she becomes Disabled. The vested Supplemental Retirement Benefit of such Part B Participant shall be distributed on the first day of the month next following such Part B Participant attaining the age of fifty (50) if he/she becomes Disabled prior to attaining that age. A Part B Participant shall be entitled to make a Subsequent Election with respect to the distribution of a vested Supplemental Retirement Benefit in accordance with and subject to the provisions of Section 3.2, above.

3.7 Death. In the event of the death of a Part B Participant prior to commencing payment of his/her Supplemental Retirement Benefit an amount equal to fifty-five percent (55%) of his/her vested Supplemental Retirement Benefit shall be paid and distributed to the Beneficiary of such Part B Participant on the first day of the month next following the date of death of such Part B Participant.

3.8 Nonqualified Deferred Compensation Plan Requirements. Notwithstanding anything to the contrary expressed or implied herein, the deferral of all Compensation under this Plan shall be subject to the requirements set forth in Article XI, Section 11.1 of Part C of the Plan.

ARTICLE IV.

BENEFICIARY

The Beneficiary of a Part B Participant’s Supplemental Retirement Benefit shall be the person or persons who would be the beneficiary or beneficiaries entitled to receive the Retirement Plan Benefit of the Part B Participant under the terms and provisions of the Retirement Plan if he/she died prior to the commencement of payment of such Retirement Plan Benefit under the Retirement Plan.

ARTICLE V.
SUPPLEMENTAL RETIREMENT BENEFIT ADJUSTMENTS

The Committee shall be authorized to make and apply special adjustments in determining the amount of a Part B Participant’s Supplemental Retirement Benefit.  Such adjustments may be made from time to time by the Committee for any Part B Participant, and may include, without limitation, the granting or deemed accrual of additional Years of Service, the waiver of an offset of retirement benefits provided by a prior employer, or such other adjustments as the Committee determines, in its sole discretion; provided, however, that no such adjustment shall be effective until it is made and expressly acknowledged in writing by the Committee.

ARTICLE VI.
LEAVE OF ABSENCE

If a Part B Participant is authorized by the Company for any reason, including military, medical, or other, to take a leave of absence from employment, such Part B Participant’s Plan Agreement shall remain in effect.

ARTICLE VII.
ADMINISTRATION OF PART B OF THE PLAN

Except as otherwise expressly provided herein, this Part B of the Plan shall be administered pursuant to the provisions of Part C of the Plan.

PART C.
PLAN ADMINISTRATION AND MISCELLANEOUS PROVISIONS

ARTICLE I.
PURPOSE AND SCOPE OF PART C

The purpose of Part C of the Plan is to establish and provide certain provisions governing the administration, and interpretation and application of all the provisions of the Plan.  Unless otherwise expressly indicated, the terms and provisions of Part C of the Plan shall be applicable to Part A, Part B and Part C of the Plan.

ARTICLE II.
DEFINITIONS AND CONSTRUCTION

2.1 Definitions. For purposes of Parts A, B and C of the Plan, the following phrases or terms shall have the indicated meanings unless otherwise clearly apparent from the context:

“Base Cash Compensation” shall mean the regular monthly salary paid to a Participant by the Company before any deductions or exclusions for taxes or other purposes, and excluding any vehicle allowance, incentives, commissions and any other special pay.

“Beneficiary” shall mean the individual or individuals entitled to receive any benefits in accordance with the terms of Article IV of Part A, and Article IV of Part B of the Plan, respectively.

“Board of Directors” shall mean the Board of Directors of ONEOK, Inc., unless otherwise indicated or the context otherwise requires.

“Change in Ownership or  Control” shall mean to the extent provided by Treasury Regulations issued under Code Section 409A, a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company.

“Chief Executive Officer” shall mean the Chief Executive Officer of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Executive Compensation Committee of the Board of Directors or such other Committee appointed to manage and administer the Plan and individual Plan Agreements in accordance with the provisions of Article III of this Part C of the Plan.

“Company” shall mean ONEOK, Inc., an Oklahoma corporation, or any division or subsidiary thereof.

“Compensation” shall mean the Base and Short-Term Incentive Cash Compensation from the Company paid to or deferred by a Participant during a calendar year.

“Deferred Compensation” shall mean any Excess Retirement Benefit or Supplemental Retirement Benefit to be paid to a Participant pursuant to the Plan.

“Disabled” shall mean that a Participant is unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering Employees of the Company.

“Effective Date” shall mean the effective date of the Plan, January 1, 2005.

“Election” shall mean the initial Election of a Participant or by the Company to defer payment and distribution of Deferred Compensation to a Participant made pursuant to the terms and provisions of the Plan, that shall include the Participant's Election of the time of payment and the Company's Election of the form of payment.

“Election Date” shall mean the date of the Election by the Participant and the Company to defer compensation under the Plan for an eligible Employee who is a Part A Participant or a Part B Participant, that is made or deemed made pursuant to the terms of the Plan.

“Employee” shall mean any person who is in the regular full-time employment of the Company or is on authorized leave of absence therefrom, as determined by the personnel rules and practices of the Company.  The term does not include persons who are retained by the Company solely as consultants or under contract.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Excess Retirement Benefit” shall mean an amount equal to the difference between (i) the Retirement Plan Benefit to which the Part A Participant would be entitled under the Retirement Plan if such Retirement Plan Benefit was computed without the restrictions or limitations imposed by Sections 401(a)(17) and 415(b) of the Code as now or hereafter in effect, less (ii) the amount of Retirement Plan Benefit payable to the Part A Participant under the Retirement Plan.

“Final Average Earnings” shall mean the average of the highest thirty-six (36) consecutive months Compensation during the last sixty (60) month period of an Employee’s employment with the Company.

“Fixed Schedule” shall mean the distribution or payment of compensation deferred under the Plan in a fixed schedule of distributions or payments that are determined and fixed at the time the deferral of such Compensation is first elected by the Participant.

“Initial Participation Date” shall mean the date an Employee or Officer first becomes a Part A Participant and/or Part B Participant in the Plan.

”Normal Specified Distribution Date” shall mean as to a Part A Participant or Part B Participant, the first day of the calendar month next following or coincident with the later of the date the Participant has elected in his/her Election the Specified Time of payment and distribution of compensation deferred under the Plan which shall be either (1) the later of (a) a Specified Date, or (b) the date such Part A Participant (i) attains age fifty (50), (ii) completes five (5) years of service with the Company, and (iii) has a Separation from Service with the Company; or (2) the date such Part A Participant (a) attains age fifty (50), (b) completes five (5) years of service with the Company, and (c) has a Separation from Service with the Company.

“Officer” shall mean a person who is an elected officer of the Company.

“Part A Participant” shall mean an Employee who is selected and elects to participate in Part A of the Plan in accordance with the provisions of Article II of Part A of the Plan.

“Part B Participant” shall mean an Employee who is selected and elects to participate in Part B of the Plan in accordance with the provisions of Article II of Part B of the Plan.

“Performance-Based Compensation” shall mean Compensation that is conditioned upon or subject to meeting certain requirements similar to those under Code Section 162(m), as more particularly provided for in Treasury Regulations issued under Code Section 409A.

“Plan Agreement” shall mean a form of written agreement which is entered into by and between the Company and an Employee selected to become a Participant as a condition to participation in the Plan as provided in Sections 2.2 and 2.4 of Article II of Part B of the Plan.

“Plan” shall mean this ONEOK, Inc. 2005 Supplemental Executive Retirement Plan as embodied herein and as amended from time to time.

“Prior Frozen SERP” shall mean the separate preexisting ONEOK, Inc. Supplemental Executive Retirement Plan, terminated and frozen by the Board of Directors effective December 31, 2004.

“Rabbi Trust” shall mean the trust created to hold assets which will be used to pay the benefits provided hereunder, as provided in Section 5.4 of Article V of this Part C of the Plan.

“Retirement” and “Retire” shall mean when Participant attains age fifty (50), completes five (5) years of service with the Company, and has a Separation from Service from the Company other than Separation from Service as a result of death of the Employee, irrespective of whether or not the Employee is considered to have retired under the Retirement Plan or for any other purpose at the time of  his/her termination of employment with the Company.

 “Retirement Plan” shall mean the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries.

“Retirement Plan Benefit” shall mean the benefit or benefits to which a Part A and/or Part B Participant is entitled under the Retirement Plan.

“Retirement Plan Benefit Commencement Date” means the date a Participant commences receiving payments of his/her Retirement Benefits under the Retirement Plan.

“Separation from Service” shall mean the termination of a Participant’s employment with the Company.

 “Service” shall mean employment of a Participant by the Company as a regular full-time employee.

“Short-Term Incentive Cash Compensation” shall mean any payment by the Company under the ONEOK, Inc. Annual Employee Incentive Plan or the ONEOK, Inc. Annual Officer Incentive Plan.

“Specified Date” means a specific future date in a calendar year.

“Specified Employee” shall mean an Employee who, as of the date of the Employee's separation from service, is a key employee of the Company if any stock of the Company is then publicly traded on an established securities market or otherwise; and for purposes of this definition, an Employee is a key employee if the Employee meets the requirements of Code Section 416(i)(1)(A)(i), (ii), or (iii) (applied in accordance with the regulations thereunder and disregarding section 416(i)(5)) at any time during the 12-month period ending on a Specified Employee Identification Date. If an Employee is a key employee as of a Specified Employee Identification Date, the Employee shall be treated as a key employee for purposes of the Plan for the entire 12-month period beginning on the Specified Employee Effective Date. For purposes of identifying a Specified Employee by applying the requirements of section 416(i)(1)(A)(i), (ii), and (iii), the definition of compensation under §1.415(c)-2(a) shall be used, applied as if the Company were not using any safe harbor provided in §1.415(c)-2(d), were not using any of the elective special timing rules provided in §1.415(c)-2(e), and were not using any of the elective special rules provided in §1.415(c)-2(g).

“Specified Employee Catch-Up Payment” shall mean a lump sum payment equal to all regularly scheduled Excess Retirement Benefit and/or Supplemental Retirement Benefit monthly payments to which a Part A Participant or Part B Participant is entitled to under the Plan but which are not paid on and after the commencement of payment of his/her Retirement Plan Benefit because of a Key Employee Required Deferral Period.

“Specified Employee Effective Date” means the first day of the fourth month following the Specified Employee Identification Date.

“Specified Employee Identification Date” means December 31.

“Specified Employee Required Deferral Period” shall mean the deferral of payment and distribution of an Excess Retirement Benefit or a Supplemental Retirement Benefit with respect to a Part A Participant or Part B Participant, respectively, until a date which is six (6) months after the date of the Separation from Service of such Participant.

In the case of any Participant who is a Specified Employee as of the date of a Separation from Service, distribution and payments of any Deferred Compensation may not be made before the date that is six (6) months after the date of Separation from Service (or, if earlier than the end of the six-month period, the date of death of the Specified Employee). For this purpose, a Participant who is not a Specified Employee as of the date of a Separation from Service will not be treated as subject to this requirement even if the Participant would have become a Specified Employee if the Participant had continued to provide services through the next Specified Employee Effective Date; and a Participant who is treated as a Specified Employee as of the date of a Separation from Service will be subject to this requirement even if the Participant would not have been treated as a Specified Employee after the next Specified Employee Effective Date had the Specified Employee continued in employment with the Corporation through the next Specified Employee Effective Date. The required delay in payment is met if payments to which a Specified Employee would otherwise be entitled during the first six (6) months following the date of Separation from Service are accumulated and paid on the first day of the seventh month following the date of Separation from Service, or if each payment to which a Specified Employee is otherwise entitled upon a Separation from Service is delayed by six (6) months. The Committee shall have and retain discretion to choose which method will be implemented, provided that no direct or indirect election as to the method may be provided to the Participant. For an affected Specified Employee, a date upon which the Committee or the Corporation designates that the payment will be made after the six-month delay is treated as a fixed payment date for purposes of the other requirements of the Plan once the Separation from Service has occurred.

“Specified Time” shall mean a specified date at which Deferred Compensation deferred by or for a Participant pursuant to the Plan is required to be distributed or paid and which is specified at the time the Election of deferral of such Deferred Compensation.

“Subsequent Election” shall mean an irrevocable written election made by a Participant to change the time of distribution or payment of Deferred Compensation deferred under the Plan that is made at any time after the initial Election with respect to such Deferred Compensation, or after a prior Subsequent Election.  Provided, that a change in a form of payment before a life annuity payment has been made under the Plan, from one type of life annuity to another type of life annuity with the same scheduled date of the first annuity payment shall not be considered as a change in the time and form of payment constituting a Subsequent Election if the annuities are actuarially equivalent, and such change is allowed as contemplated in Treasury Regulations §1.409A-2(b)(ii).

A Subsequent Election may be made and effective under the Plan only if the following conditions are met:

(i) Such Subsequent Election shall not take effect until at least twelve (12) months after the date on which it is made in order for it to be considered valid;

(ii) Except in the case of an election permitted under Section 409A and the Treasury Regulations §1.409A-3(a)(2) (payment on account of disability), § 1.409A-3(a)(3) (payment on account of death), or §1.409A-3(a)(6) (payment on account of the occurrence of an unforeseeable emergency), the payment with respect to which such Subsequent Election shall be deferred for a period of not less than five (5) years from the date such payment would otherwise have been paid (or in the case of a life annuity or installment payments treated as a single payment, five (5) years from the date the first amount was scheduled to be paid); and

(iii) Any Subsequent Election related to a payment described in Treasury Regulations §1.409A-3(a)(4) (payment at a specified time or pursuant to a fixed schedule) shall be made not less than twelve (12) months before the date the payment is scheduled to be paid (or in the case of a life annuity or installment payments treated as a single payment, twelve (12) months before the date the first amount was scheduled to be paid)..

“Subsequent Election Distribution Date” shall mean with respect to a Part A Participant or Part B Participant, the first day of the calendar month next following or coincident with the first date on or after Subsequent Election Specified Time on which the Participant (i) has a Separation from Service with the Company, (ii) has attained age fifty (50), and (iii) has completed five (5) years of service with the Company.

"Subsequent Election Specified Time" shall mean a specified fixed date in a calendar year that must be specified in writing by the Participant in a Subsequent Election that is not less than five (5) years from the date payment would otherwise have been made to the Participant. The written specification of the then applicable Specified Time or Subsequent Election Specified Time shall in all cases specify and fix a Subsequent Election Specified Time that is not less than five (5) years from the then applicable  Specified Time or Subsequent Election Specified Time,  as the case may be, that has been elected and is in effect under the Plan.

 “Supplemental Retirement Benefit” shall mean the supplemental retirement benefit to be paid to a Part B Participant pursuant to Article III and other applicable provisions of Part B of the Plan.

 “Unforeseeable Emergency” shall mean a severe financial hardship to the Participant resulting from illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary circumstances arising as a result of events beyond the control of the Participant, and it is intended and directed with respect to any such Unforeseeable Emergency that any amounts distributed under the Plan by reason thereof shall not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship.

“Years of Service” shall include each full year, but not any portion of a year, during which the Participant has been employed by the Company or any division or subsidiary thereof.

2.2 Construction.  The singular when used herein may include the plural unless the context clearly indicates to the contrary.  The words “hereof”, “herein”, “hereunder”, and other similar compounds of the word “here” shall mean and refer to the entire Plan and not to any particular provision or section.  Whenever the words “Article” or “Section” are used in the Plan, or a cross reference to an “Article” or “Section” is made, the Article or Section referred to shall be an Article or Section of the same Part of the Plan unless otherwise specified.

2.3 Plan Purpose. The Plan is intended to be an unfunded deferred compensation, excess and supplemental retirement benefit plan established and maintained for a select group of management and highly compensated employees of the Company within the meaning of Sections 201(2) and (7), 301(a)(3), (9) and 401(a)(1) of ERISA, as provided under the respective provisions of Part A and Part B of the Plan, and the Company intends that any Participant or Beneficiary shall have the status of an unsecured creditor as to the Plan or any trust, fund or other arrangement established under or with respect to the Plan, and the Plan shall be construed, interpreted and administered in accordance with such intended purpose.
ARTICLE III.
COMMITTEE

3.1 Appointment of Committee. The general administration of the Plan, including all provisions of Part A and Part B of the Plan, and any Plan Agreements executed hereunder, as well as construction and interpretation thereof, shall be vested in the Committee, the number and members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.  Any such member of the Committee may resign by notice in writing filed with the Board of Directors.  Vacancies shall be filled promptly by the Board of Directors.

3.2 Committee Officials. The Board of Directors may designate one of the members of the Committee as Chairman and may appoint a secretary who need not be a member of the Committee.  The secretary shall keep minutes of the Committee’s proceedings and all data, records, and documents relating to the Committee’s administration of the Plan and any Plan Agreements executed hereunder. The Committee may appoint from its number such subcommittees with such powers as the Committee shall determine.  The Committee may authorize one or more of its members, or any other person as agent of the Committee to execute or deliver any instrument, make any payment on behalf of the Committee, or otherwise act for and on behalf of the Committee with respect to the Plan.

3.3 Committee Action. All resolutions or other actions taken by the Committee shall be by the vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

3.4 Committee Rules and Powers. Subject to the provisions of the Plan, the Committee may from time to time establish rules, forms, and procedures for the administration of the Plan, including Plan Agreements. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and any Plan Agreements, and to decide any and all matters arising thereunder or in connection with the administration of the Plan and any Plan Agreements, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person. The Committee shall have the exclusive right to determine if a Participant has become Disabled with respect to a Participant (consistent with the Plan’s definition of the term), such determinations to be made on the basis of such medical and/or other evidence that the Committee, in its sole and absolute discretion, may require.  Such decisions, actions, and records of the Committee shall be conclusive and binding upon the Company, the Participants, and all persons having or claiming to have rights or interests in or under the Plan.

3.5 Reliance on Certificates, etc.  The members of the Committee and the Officers and Directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel.  Such legal counsel may be counsel for the Company.

3.6 Liability of Committee.  No member of the Committee shall be liable for any act or omission of any other member of the Committee, or for any act or omission on his part, excepting only his own willful misconduct. The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising out of a Committee member’s own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought, or settlement thereof.  The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

3.7 Determination of Benefits. In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify, under the Plan and/or any Plan Agreement, the amount and kind of benefits from time to time payable to Participants and their Beneficiaries, and to authorize all disbursements for such purposes.

3.8 Information to Committee. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death, or other cause for termination of employment, and such other pertinent facts as the Committee may require.

ARTICLE IV.
ADOPTION OF PLAN BY SUBSIDIARY,
AFFILIATED OR ASSOCIATED COMPANIES

Any corporation which is a subsidiary of the Company may, with the approval of the Board of Directors, adopt the Plan and thereby come within the definition of Company in Article I of Part C of the Plan.

ARTICLE V.
SOURCE OF BENEFITS

5.1 Benefits Payable. Excess Retirement Benefits and Supplemental Retirement Benefits payable hereunder shall be paid exclusively from the general assets of the Company or the Rabbi Trust to be established pursuant to Section 5.4 of this Article V; provided, that no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be looked to for such payment.  The Company’s liability for the payment of benefits hereunder shall be evidenced only by the Plan and each Plan Agreement entered into between the Company and a Participant.

5.2 Investments to Facilitate Payment of Benefits. Although the Company is not obligated to invest in any specific asset or fund, or purchase any insurance contract, in order to provide the means for the payment of any Excess Retirement Benefits and Supplemental Retirement Benefits under the Plan, the Company may elect to do so, and, in such event, no Participant shall have any interest whatever in such asset, fund, or insurance contract.  In the event the Company elects to purchase or causes to be purchased insurance contracts on the life of a Participant as a means for making, offsetting, or contributing to any payment, in full or in part, which may become due and payable by the Company under the Plan or a Participant’s Plan Agreement, such Participant agrees to cooperate in the securing of life insurance on his/her life by furnishing such information as the Company and the insurance carrier may require, including the results and reports of previous Company and other insurance carrier physical examinations as may be requested, and taking any other action which may be requested by the Company and the insurance carrier to obtain such insurance coverage.  If a Participant does not cooperate in the securing of such life insurance, the Company shall have no further obligation to such Participant under the Plan.

5.3 Ownership of Insurance Contracts. The Company shall be the sole owner of any insurance contracts acquired on the life of a Participant with all incidents of ownership therein, including, but not limited to, the right to cash and loan values, dividends, if any, death benefits, and the right to termination thereof, and a Participant shall have no interest whatsoever in such contracts, if any, and shall exercise none of the incidents of ownership thereof.  Provided, however, the Company may assign any such insurance contracts to the trustee of the Rabbi Trust.

5.4   Trust for Payment of Benefits. The Company shall create or utilize a Rabbi Trust for the purpose of facilitating any retirement benefits payable hereunder.  Such trust will be funded to provide the applicable vested Excess Retirement Benefits and Supplemental Retirement Benefits payable under the Plan upon the occurrence of any of the following events:

a)           At the Retirement of, and commencement of payment of an Excess Retirement Benefit or a Supplemental Retirement Benefit to a Plan Participant;

b)           Upon a decision by the Committee, or by the Board of Directors; or

c)           Upon a Change in Ownership or Control.

Such funding may be in the form of single premium annuities, or an amount sufficient for the trustee to purchase single premium annuities, or life insurance policies or contracts insuring the lives of Participants, as the case may be, from qualified and financially sound insurance companies, and such other forms or types of investments the Company may select from time to time to provide the applicable vested Excess Retirement Benefits and Supplemental Retirement Benefits payable under the Plan and Plan Agreements.  Such funding and the purchase of insurance, if any, will not relieve the Company of its obligations to pay or cause to be paid the benefits hereunder.

The Rabbi Trust may be maintained and administered to also provide for the funding of payment of amounts payable to participants in other deferred compensation and benefit plans of the Company.  The funding, investments and administration of the Rabbi Trust in connection with such other separate plan or plans shall be separately administered and accounted for as determined to be necessary and appropriate by the Company and trustee pursuant to the terms of the Rabbi Trust.  It shall be permissible for the trustee to invest funds of the Rabbi Trust in one or more forms of investment that is common to plans being funded thereunder.

The Rabbi Trust shall be a grantor trust of which the Company is the grantor within the meaning of the Code.  The principal of the Rabbi Trust held and administered for providing payments under this Plan, or any share thereof so held and administered, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Part A Participants and/or Part B Participants in the Plan and general creditors of the Company as specified herein below and in the trust instrument.  Part A Participants and Part B Participants in the Plan and their Beneficiaries shall have no preferred claim on, or any beneficial ownership in any assets of the Rabbi Trust; and any rights created under the Plan or any Plan Agreements, and the Rabbi Trust are to be made unsecured contractual rights of Part A Participants and Part B Participants (and their Beneficiaries, if applicable) against the Company; and assets held by the Rabbi Trust will be subject to the claims of the Company’s general creditors under federal and state law in the event of insolvency of the Company.

ARTICLE VI.
TERMINATION OF EMPLOYMENT

Neither the Plan nor any Plan Agreement with a Participant hereunder, either singly or collectively, in any way obligate the Company, or any subsidiary of the Company, to continue the employment of a Part A Participant or a Part B Participant with the Company, or any subsidiary of the Company, nor does either limit the right of the Company or any subsidiary of the Company at any time and for any reason to terminate such Part A Participant’s or Part B Participant’s employment.  Termination of a Part A Participant’s or Part B Participant’s employment with the Company, or any subsidiary of the Company, for any reason, whether by action of the Company, subsidiary, or such a Part A Participant or Part B Participant, shall immediately terminate such Participant’s participation in the Plan and any such Participant’s Plan Agreement, and all further obligations of either party thereunder, except as may be provided in Article VIII of this Part C, and the Participant’s Plan Agreement.  In no event shall the Plan or a Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company, or any subsidiary, and a Part A Participant or Part B Participant.

ARTICLE VII.
TERMINATION OF PARTICIPATION

A Part A Participant and a Part B Participant reserves the right to terminate participation in the Plan and any such Participant’s Plan Agreement at any time by giving the Company written notice of such termination not less than 30 days (i) prior to the anniversary date of any contract or contracts of insurance on the life of such Part A Participant or Part B Participant which may be in force and utilized by the Company in connection with the Plan, or (ii) prior to the date a Part A Participant or Part B Participant selects for termination if no insurance contract is in effect.

ARTICLE VIII.
TERMINATION, AMENDMENT, MODIFICATION,
OR SUPPLEMENT OF THE PLAN

8.1   Amendment or Termination. Subject to Section 8.2, below, the Company reserves the right to amend, modify, supplement, or terminate the Plan, wholly or partially, from time to time, and at any time.  The Company likewise reserves the right to amend, modify, or supplement any written instrument made or delivered with respect to the administration of the Plan, or any Plan Agreement, wholly or partially, from time to time.  Such right to amend, modify, supplement, or terminate the Plan or any Plan Agreement, as the case may be, shall be exercised for the Company by the Board of Directors; provided, that the Committee shall also be authorized to amend or modify the terms and provisions of the Plan, or such a written instrument or Plan Agreement, except that any amendment or modification of the Plan or Plan Agreement that changes the form or amount of any payment or benefit provided for under the Plan shall be made only by action of the Board of Directors; provided, further, in the event of a Change in Ownership or Control of the Company, for a period of two (2) years after the date of such Change of Ownership or Control the surviving corporation may terminate or amend the Plan only by substitution by such corporation of another plan or program, or by amendments to the Plan, which provide benefits no less favorable to the Part A Participants or Part B Participants of this Plan; and upon the expiration of such two (2) year period such surviving corporation may thereafter terminate or amend the Plan or any such substituted plan subject in any case to Section 8.2, below.

8.2   Rights and Obligations Upon Amendment, Termination.  The following terms and conditions shall govern the rights and obligations of a Part A Participant or Part B Participant and the Company (including any surviving corporation in event of a Change of Ownership or Control), respectively, with respect to the amendment or termination of the Plan.

A. Notwithstanding anything to the contrary expressed or provided in the Plan or any Plan Agreement of a Part A Participant or Part B Participant, no amendment, modification or termination of the Plan, shall decrease a Part A Participant’s or Part B Participant’s accrued Excess Retirement Benefit or Supplemental Retirement Benefit, as applicable.  For purposes of this Paragraph A., a Plan amendment which has the effect of decreasing a Part A Participant’s or Part B Participant’s accrued Excess Retirement Benefit or Supplemental Retirement Benefit, as the case may be, or eliminating any optional form of payment of a Participant’s accrued Excess Retirement Benefit or Supplemental Retirement Benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued Excess Retirement Benefit or Supplemental Retirement Benefit. If a vesting schedule under the Plan or any Plan Agreement is amended, a Part A Participant’s and Part B Participant’s non-forfeitable percentage, determined as of the later of the date such amendment is adopted or the date it becomes effective, will not be less than the percentage computed under Part A and Part B of the Plan and Plan Agreements, as applicable, without regard to such amendment.

B. Except as provided in paragraph A of this Section 8.2, upon the termination of the Plan by the Board of Directors, or a termination of the Plan Agreement of a Participant, in accordance with the provisions for such termination, neither the Plan nor the Plan Agreement shall be of any further force or effect, and no party shall have any further obligation under either the Plan or any Plan Agreement so terminated, except as provided in the Plan or Plan Agreement with respect to accrued benefits at the time of such termination or as elsewhere provided in the Plan.

C. For purposes of paragraphs A and B of this Section 8.2, the term “Plan” shall also mean and include any substituted plan that may be established in event of a Change of Ownership or Control as described in Section 8.1, above, and the terms “Excess Retirement Benefit” and “Supplemental Retirement Benefit” shall also mean and include any benefit provided for under such a substituted plan.

ARTICLE IX.
TREATMENT OF BENEFITS

The Excess Retirement Benefit provided for a Part A Participant and the Supplemental Retirement Benefit provided for a Part B Participant under the Plan and/or under any Plan Agreement are in addition to any other benefits available to such Participant under any other Plan, plan or agreement of the Company for its Employees and the Participants, and, except as may be otherwise expressly provided for, the Plan and Plan Agreements entered into hereunder shall supplement and shall not supersede, modify, or amend any other Plan, plan or agreement of the Company.  The Excess Retirement Benefits and Supplemental Retirement Benefits under the Plan and/or Plan Agreements entered into hereunder shall not be considered compensation for the purpose of computing contributions or benefits under any plan maintained by the Company, or any of its subsidiaries, which is qualified under Section 401(a) of the Code.

ARTICLE X.
RESTRICTIONS ON ALIENATION OF BENEFITS

No Excess Retirement Benefit or Supplemental Retirement Benefit under the Plan or a Plan Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void.  No Excess Retirement Benefit and Supplemental Retirement Benefit under the Plan or under any Plan Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such thereto.  If any Part A Participant or Part B Participant under the Plan or a Plan Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right to a benefit under the Plan or under any Plan Agreement, then such right or benefit shall, in the discretion of the Committee, cease, and in such event, the Committee may, but shall have no duty to hold or apply the same or any part thereof for the benefit of such Part A Participant or Part B Participant, or his/her Beneficiary, in such portion as the Committee, in its sole and absolute discretion, may deem proper.

ARTICLE XI.
MISCELLANEOUS

11.1   Deferral of Compensation Requirements. The following requirements stated in this Section 11.1 shall apply to the Plan, to all Elections or Subsequent Elections made by Participants under the Plan, and to all distributions and payments made pursuant to the Plan.

A. Any Compensation deferred under the Plan shall not be distributed earlier than:

(i) Separation from Service of the Participant,

(ii) the date the Participant becomes Disabled,

(iii) death of the Participant,

(iv) a Specified Time (or pursuant to a Fixed Schedule) specified under the Plan at the date of deferral of such Compensation,

(v) a Change in Ownership or Control, or

(vi) the occurrence of an Unforeseeable Emergency.

B. Notwithstanding the foregoing, in the case of a Participant who is a Specified Employee, no distribution shall be made before the date which is six (6) months after the date of the Participant’s Separation from Service, or, if earlier, the date of death of such Participant.

C. No acceleration of the time or schedule of any distribution or payment under the Plan shall be permitted or allowed, except to the extent provided in Treasury Regulations issued under Code Section 409A.

If the Plan, or the Committee acting pursuant to the Plan, permits under any Subsequent Election by a Participant a delay in a payment or a change in the form of payment of Compensation deferred under the Plan, such Subsequent Election shall not take effect until at least twelve (12) months after the date on which it is made.  In the case of a Subsequent Election related to a payment to be made upon Separation from Service of a Participant, at a Specified Time or pursuant to a Fixed Schedule, or upon a Change in Ownership or Control, the first payment with respect to which such Subsequent Election is made shall be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made; and any such Subsequent Election related to a payment at a Specified Time or pursuant to a Fixed Schedule may not be made less than twelve (12) months prior to the date of the first scheduled payment to which it relates.

11.2   Execution of Receipts and Releases.  Any payment to a Participant, a Participant’s legal representative, or Beneficiary in accordance with the provisions of the Plan or any Plan Agreement executed hereunder shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Company.  The Company may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefore in such form as it may determine.

11.3   No Guarantee of Interests.  Neither the Committee nor any of its members guarantees the payment of any amounts which may be or becomes due to any person or entity under the Plan or any Plan Agreement executed hereunder.  The liability of the Company to make any payment under the Plan or any Plan Agreement executed hereunder is limited to the then available assets of the Company and the Rabbi Trust established under Section 5.4 of this Part C.

11.4   Company Records.  Records of the Company as to a Participant’s employment, termination of employment and the reason therefore, reemployment, authorized leaves of absence, and compensation shall be conclusive on all persons and entities, unless determined to be incorrect.

11.5   Evidence.  Evidence required of anyone under the Plan and any Plan Agreement executed hereunder may be by certificate, affidavit, document, or other information which the person or entity acting on it considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

11.6   Notice. Any notice which shall be or may be given under the Plan or a Plan Agreement executed hereunder shall be in writing and shall be mailed by United States mail, postage prepaid.  If notice is to be given to the Company, such notice shall be addressed to the Company at:

100 West Fifth Street

Tulsa, Oklahoma 74103

and marked to the attention of the Secretary, Executive Compensation Committee; or, if notice to a Participant, addressed to the address shown on such Participant’s most recent employment file with the Company.

11.7   Change of Address.  Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

11.8   Effect of Provisions.  The provisions of the Plan and of any Plan Agreement executed hereunder shall be binding upon the Company and its successors and assigns, and upon a Participant, the Participant’s Beneficiary, assigns, heirs, executors, and administrators.

11.9   Headings.  The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in the construction of the provisions hereof or any Plan Agreement executed hereunder.

11.10         Governing Law.  All questions arising with respect to the Plan and any Plan Agreement executed hereunder shall be determined by reference to the laws of the State of Oklahoma in effect at the time of their adopting and execution, respectively.

11.11         Effective Date.  Except to the extent explicitly stated otherwise herein, the terms and provisions of this amended and restated Plan shall be effective December 18, 2008.

ONEOK, Inc.

                                    By:

____________________

APPENDIX I

ONEOK, Inc. 2005 Supplemental Executive Retirement Plan

DESIGNATION AND ELECTION OF AND FOR  PARTICIPANT AND PARTICIPATION AGREEMENT

(PLEASE PRINT OR TYPE) Mail to: ONEOK, Inc., Attn: David Roth, Mail Drop 18-48, P.O. Box 871, Tulsa, OK 74102

PARTICIPANT INFORMATION

Name: ___________________            Employee No._______________________

SERP Part A & B Participant Commencement Date ____________________

Marital Status at Part A & B Participant Commencement Date _________________

PART I - DETERMINATION OF ELIGIBILITY AND DESIGNATION AND SELECTION OF EMPLOYEE TO BE PARTICIPANT

__________________________(“Participant”) is hereby determined to be in a select group of management or highly compensated employees of the Company, who is eligible to become and is selected to be as a Participant in the ONEOK, Inc. 2005 Supplemental Executive Retirement Plan (Plan), effective _____________, 200___.

___________________________ is hereby designated to be a Part A Participant in the Plan.
___________________________ is hereby designated to be a Part B Participant in the Plan.

This determination and selection is made pursuant to Sections 2.1 and 2.2 of Article II, Part A of the Plan and Sections 2.1 and 2.2 of Article II of Part B of the Plan.

Except as otherwise provided in this instrument and the Plan with respect to the Participant's election of a Specified Time for his/her Normal Specified Distribution Date, the time and form of payment shall be elected and determined under the Plan and by the Company as confirmed by this instrument.

Pursuant to Section 2.4 of Article II, Part A of the Plan, Participant, as a designated Part A Participant in the Plan is determined to be entitled to and shall be paid an Excess Retirement Benefit at his/her Normal Specified Time of Distribution, as provided for under the Plan. Pursuant to Section 2.4 of Article II, Part B of the Plan, Participant, as a designated Part B Participant in the Plan is determined to be entitled to and shall be paid a Supplemental Retirement Benefit at his/her Normal Specified Time of Distribution, as provided for under the Plan.

The time and form of payment designated by or for the Participant shall be effective on the date of this instrument and shall be as provided for in Article III of Part A of the Plan for the Excess

Retirement Benefit, and as provided for in Article III of Part B of the Plan for the Supplemental Retirement Benefit.

This determination and deferral of compensation under the Plan shall apply with respect to compensation to the deferred by or to the selected Participant on and after the date of this instrument.

Date:                      ______________________              ____________________________
                                John W. Gibson
                                                                 Chief Executive Officer
ONEOK, Inc.

PART II - ELECTION AND PARTICIPATION AGREEMENT

SECTION 1: BACKGROUND AND INSTRUCTIONS

Time of Payment of SERP Benefit

The ONEOK, Inc. 2005 Supplement Executive Retirement Plan (“SERP" or the “Plan”), as amended,  provides that the Excess Retirement Benefit that you accrue as a Part A Participant and Supplemental Retirement Benefit that you accrue as a Part B Participant will be paid and distributed to you at your Normal Specified Distribution Date.

Your Normal Specified Distribution Date is the later of (1) the Specified Time (specified calendar date) you elect to receive payment and distribution of the Excess Retirement Benefit and Supplemental Retirement Benefit, or  (2) the date you (i) have attained age 50, (ii) completed 5 years of service with the Company, and (iii) separated from service with the Company.

For example, if at the Specified Time that you elect for payment and distribution of your Excess Retirement Benefit and Supplemental Retirement Benefit you are still employed by the Company, your Excess Retirement Benefit and Supplemental Retirement Benefit will not be paid and distributed to you at that Specified Time, and instead will be paid and distributed to you when you subsequently separate from service with the Company.

Similarly, if the Specified Time you elect is later than the date you separate from service with the Company, your Excess Retirement Benefit and Supplemental Retirement Benefit will be paid and distributed to you at the Specified Time you elect.

You may elect a time of payment that is the date you have (i) attained age 50, (ii) completed 5 years of service with the Company, and (iii) separated from service with the Company, and not otherwise elect a specific other date of payment in your election.

Time of Election of Specific Date (Time of Payment) as Your Normal Specified Distribution Date

Election of Specified Time (Time of Payment) of Excess Retirement Benefit and Supplemental Retirement  Benefit

You must make an irrevocable election of the Specified Time you want to be your Normal Specified Distribution Date within thirty (30) days after the date you are designated and selected to be a Part A Participant or Part B Participant in the SERP.

Subsequent Election

The SERP provides that as a Part A Participant and Part B Participant you may make a Subsequent Election to change the Normal Specified Distribution Date you initially elect to a Subsequent Election Distribution Date. The Subsequent Election is made as to the Specified Time you initially elected, or any Subsequent Election Specified Time you have previously elected under the Plan.

A Subsequent Election to change the Specified Time of payment of an Excess Retirement Benefit and Supplemental Retirement Benefit is subject to several special requirements that limit its effect and use.

A Subsequent Election cannot take effect until at least twelve (12) months after the date it is made, the payment of the Excess Retirement Benefit and Supplemental Retirement Benefit must be deferred for a period of not less than five (5) years from the date payment would otherwise have been paid, and the Subsequent Election cannot be made less than twelve (12) months before the payment of the Excess Retirement Benefit and Supplemental Retirement Benefit  is to be paid.

Because of these special restrictions and limitations, you should review your initially elected Normal Specified Distribution Date periodically and carefully consider it and any possible Subsequent Election to change the Specified Time you initially elect in this instrument.

You may obtain information about making a Subsequent Election from the Company Employee Benefits department.

Form of Payment of SERP Benefit

The SERP provides that if you are married at the time you commence participation as a Part A Participant and Part B Participant, your Excess Retirement Benefit and Supplemental Retirement Benefit will be paid to you in the form of a 50% joint and survivor annuity.

If you are unmarried at the time you commence participation as a Part A Participant and Part B Participant, your Excess Retirement Benefit and Supplemental Retirement Benefit will be paid to you in the form of a single (straight) life annuity.

As a Part A Participant  and Part B Participant, you may elect to change the form of payment of your Excess Retirement Benefit and Supplemental Retirement Benefit to any actuarially equivalent annuity form of payment that is provided for under the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries if you make that change election prior to commencement of payment of your Excess Retirement Benefit and Supplemental Retirement Benefit. A change only in such allowed annuity forms of payment is not considered a Subsequent Election subject to the special rules and limitations described above for Subsequent Elections.

SECTION 2: PART A PARTICIPANT ELECTION OF NORMAL SPECIFIED DISTRIBUTION DATE

I hereby irrevocably elect as the time of payment of my Excess Retirement Benefit and Supplemental Retirement Benefit:
( Initial and date one space)

_______     _______The later of (1)_____________, or (2) the date I have (i) attained age fifty (50) , (ii) completed five (5) years of service with the Company, and (iii) separated from service with the Company.

________    _______The date I have (i) attained age fifty (50), (iii) completed five (5) years of service with the Company and (iii) separated from service with the Company.

I understand my election of the Specified Time stated above in this instrument is irrevocable and shall remain in effect as the time of payment of my Excess Retirement Benefit and Supplemental Retirement Benefit unless and until I file a written Subsequent Election as to time of payment in accordance with the terms of the SERP.

I understand, acknowledge and agree that I elect to participate in the Plan in accordance with and subject to all terms and provisions of the Plan, and subject to the terms and provisions of this instrument, which shall be administered, interpreted and applied as determined by the Company and Committee under such terms and provisions of the Plan.

Employee’s Signature__________________________ Date_________________

Witness _____________________________________ Date_________________

SECTION 3: ONEOK USE ONLY

Received By___________________________            Date__________________